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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                February 6, 2003
                                ----------------
                                (Date of Report)


                            RAKO Capital Corporation
                            ------------------------
               (Exact name of registrant as specified in its charter)




        Nevada                        0-24633                91-0853320
(State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)              File Number)           Identification No.)


                Two North College Avenue, Fayetteville, AR 72701
                ------------------------------------------------
                    (Address of principal executive offices)



                                 (479) 684-2700
                                 --------------
              (Registrant's telephone number, including area code)










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This is Amendment No.1 to the Current Report on Form 8-K, dated February 6,
2003,, and filed with the Securities and Exchange Commission on February 6, 2003 (the "Original Filing"), for the purpose of filing exhibits. Except as indicated below and filed herewith, the exhibits listed below were filed as exhibits to the Original Filing.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial statements of businesses acquired.

                   (i) Centra Industries, Inc. and its Subsidiaries Consolidated
              Financial Statements for the years ended December 31, 2000 and December 31, 2001 with independent auditors report (including Balance Sheets, Statement of Operations, Statement of Cash Flows, Statement of changes in Shareholders' Equity, and Notes to Consolidated Financial Statements) (filed as Exhibit 99.1 hereto).

                   (ii) Smith & Co. Surveying Services, Inc. Financial
              Statements for the year ended September 30, 2001 with independent auditors report (including Balance Sheets, Statement of Income, Statement of Retained Earnings, Statements of Cash Flows, and Notes to Financial Statements) (filed as Exhibit 99.2 hereto)

              (c)  Exhibits.


         Exhibit 10.1 Share Exchange Agreement, dated as of January 29, 2003 by and among, RAKO Capital Corporation, a Nevada corporation, Centra Industries, Inc., a Delaware corporation ("Centra") and the stockholders of Centra.


         Exhibit 10.2 Letter Agreement, dated as of December 30, 2003, between Rako Capital Corporation, a Nevada corporation, and Osprey Investments II, Inc., a Florida corporation


         Exhibit 10.3 Plan or Reorganization and Share Exchange Agreement, dated as of January 29, 2003, by and among, Centra, Gregory J. Smith and Paul K. Chavez, and Smith & Co. Surveying Services, Inc., a California corporation

         Exhibit 10.4 Asset Purchase Agreement, dated as of January 30, 2003, between Centra and TWS International, Inc., a Delaware corporation ("TWS")

         Exhibit 10.5 Employment Agreement, dated as of January 1, 2002, between Centra and Larry Garriott

         Exhibit 10.6 Employment Agreement, dated as of January 1, 2002, between Centra and Gary Fuchs
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         Exhibit 10.7   Amendment to Employment Agreement, dated as of January
                        1, 2003 between Centra and Mr. Fuchs

         Exhibit 10.8 Employment Agreement, dated as of January 1, 2002, between Centra and Lisa Trammell (formerly Lisa Rodriguez)

         Exhibit 10.9 Employment Agreement, dated as of January 1, 2002, between Centra and Randall Carney

         Exhibit 10.10 Employment Agreement, dated as of July 9, 2002, between Centra and Larry Otterstein

         Exhibit 10.11 Amendment to Employment Agreement, dated as of January 1, 2003, between Centra and Mr. Otterstein

         Exhibit 10.12  Centra Industries, Inc. 2002 Stock Option Plan

         Exhibit 10.13  Centra Industries, Inc. 2002 Employee Stock Purchase
                        Plan

         Exhibit 10.14  Centra Industries, Inc. Incentive Bonus Plan

         Exhibit 10.15 Consulting Agreement, dated May 2, 2002, between Centra and DCD Consulting LLC

         Exhibit 10.16 General Lease dated as of May 1, 2002, between L&B Investments and Midwest Cable Communications of Arkansas, Inc.

         Exhibit 10.17* Secured Promissory Note in the aggregate principal amount of $110,141.66 issued to Trammel Directional Boring, Inc. ("TDB") by The First National Bank of Springdale ("FNB of Springdale"), dated December 29, 2000

         Exhibit 10.18* Security Agreement, dated December 29, 2000, between TDB and FNB of Springdale

         Exhibit 10.19* Guaranty by Ms. Trammell to FNB of Springdale, dated
                        December 29, 2000

         Exhibit 10.20* Commercial Loan and Security Agreement, dated as of
                        November 4, 1999, between Midwest Cable and First Financial Bank ("FFB")

         Exhibit 10.21* Guaranty by Bonnie Capwell to FFB, dated November 4,
                        1999


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       Exhibit 10.22*   Promissory Note in the aggregate principal amount of
                        $25,401.00 issued to FFB by Midwest Cable, dated November 4, 1999

       Exhibit 10.23* Promissory Note in the aggregate principal amount of $475,103.57 issued to Regions Bank ("Regions") by Smithwell Directional Boring, Inc. ("Smithwell"), dated April 5, 2001

       Exhibit 10.24** Commercial Security Agreement, dated as of April 5, 2001, between Regions and Smithwell

       Exhibit 10.25** Business Loan Agreement, dated as of April 25, 2001, between Smithwell and Regions

       Exhibit 10.26* Multipurpose Note and Security Agreement, dated October 26, 2001, by and among, Centra, Larry Garriott and The Bank of Fayetteville ("Bank of Fayetteville")

       Exhibit 10.27* Loan Agreement, by and among Centra, Mr. Garriott and Bank of Fayatteville

       Exhibit 10.28* Promissory Note in the aggregate principal amount of $296,138.75 issued to First Security Bank ("First Security") by Midwest Cable on August 23, 2000

       Exhibit 10.29* Guaranty by Bonnie Capwell to First Security, dated August 23, 2000

       Exhibit 10.30* Security Agreement, dated as of August 23, 2000, between First Security and Midwest Cable

       Exhibit 10.31* Security Agreement - Conditional Sale Contract, dated August 16, 1999, between Midwest Cable and Vemeer Sales and Services, Inc.

       Exhibit 10.32* Master Lease Agreement, by and between Sierracities.com, Inc. ("Sierracities.com"), and GTS/HDD, Inc. ("GTS/HDD") and Master Lease Schedule

       Exhibit 10.33* Personal Guaranty by Bonnie Capwell and Larry Garriott to Sierracities.com

       Exhibit 10.34*   Corporate Guaranty by Midwest Cable to Sierracities.com

       Exhibit 10.35* Promissory Note issued to Regions by GTS/HDD in the aggregate principal amount of $250,000, dated on December 28, 2000
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      Exhibit 10.36*    Commercial Security Agreement, dated December 28, 2000,
                        between Regions and GTS/HDD

      Exhibit 10.37* Promissory Note issued to Regions by Midwest Cable in the aggregate principal amount of $116,235, dated March 13, 2001

      Exhibit 10.38* Commercial Security Agreement, dated March 13, 2001, between Midwest Cable and Regions

      Exhibit 10.39*    Commercial Guaranty by Bonnie Capwell to Regions

      Exhibit 10.40* Business Loan Agreement, dated March 13, 2001, between Midwest Cable and Regions

      Exhibit 10.41*(1) Master Construction Agreement, dated as of October 1,
                        2000, between TCA Cable d/b/a Cox Communications and Midwest Cable

      Exhibit 10.42* Master Construction Service Agreement, dated as of December 13, 2002, between NIFTI, LLC, a Nevada LLC ("NIFTI") and Midwest Cable

      Exhibit 10.43* Subcontract Agreement, dated as of December 9, 2002 by and between Midwest Cable and Vision Splicing

      Exhibit 10.44* Subcontract Agreement, dated as of September 16, 2002 by and between Midwest Cable and All Terraine Directional Borinq, Inc.

      Exhibit 10.45* Subcontract Agreement, dated as of September 16, 2002 by and between Midwest Cable and Razorback Boars, LLC

      Exhibit 10.46* Subcontract Agreement, dated as of September 18, 2002 by and between Midwest Cable and Central U.S. Underground Utilities

      Exhibit 10.47* Subcontract Agreement, dated as of September 17, 2002 by and between Midwest Cable and Tria's Communication, Inc.

      Exhibit 10.48* Subcontract Agreement, dated as of September 17, 2002 by and between Midwest Cable and Nelson Utility Construction, Inc.

      Exhibit 10.49 Securities Purchase Agreement, dated as of February 5, 2003, by and among Registrant, Centra and Stanford Venture Capital Holdings, Inc., a Delaware corporation ("SVCH")
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         Exhibit 99.1   Centra Industries, Inc. and its Subsidiaries
                        Consolidated Financial Statements for the years ended December 31, 2000 and December 31, 2001 with independent auditors report (including Balance Sheets, Statement of Operations, Statement of Cash Flows, Statement of changes in Shareholders' Equity, and Notes to Consolidated Financial Statements ) (filed as Exhibit
                        99.1 hereto).

         Exhibit 99.2 Smith & Co. Surveying Services, Inc. Financial Statements for the year ended September 30, 2001 with independent auditors report (including Balance Sheets, Statement of Income, Statement of Retained Earnings, Statements of Cash Flows, and Notes to Financial Statements )

        *  Filed with this Amendment.
        ** To be filed by an amendment.
        1 Registrant has requested confidential treatment of certain pricing and other provisions included in the referenced exhibit and has excluded therefrom such provisions. In the event that Registrant's request for confidential treatment is denied, Registrant undertakes to file a copy of the referenced exhibit including the aforementioned excluded information.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  FEBRUARY 27, 2003


                          RAKO CAPITAL CORPORATION



                          By: /s/ Gary M. Fuchs
                             ---------------------------------
                             Name:  Gary M. Fuchs
                             Title: Vice Chairman, Chief Executive Officer and
                                    Director